Exhibit 10.10

                            FIRST INDIANA CORPORATION
                            2002 STOCK INCENTIVE PLAN

                            Deferred Shares Agreement

DS NO. ___

      The Compensation Committee of First Indiana Corporation and its Subsidiaries (collectively, the "Employers") hereby awards Deferred Shares of the Corporation's Common Stock to _________________ (the "Grantee") upon the following terms and conditions:

      1. Reference to Plan. The Deferred Shares awarded by this Agreement are granted pursuant to the First Indiana Corporation 2002 Stock Incentive Plan (the "Plan"). A copy of the Plan, as in effect on the Date of Grant, is attached hereto and incorporated herein by reference. No amendment of the Plan adopted after the Date of Grant shall apply to the Deferred Shares unless, by its express provisions, it is effective retroactive to the Date of Grant or some earlier date. No such retroactive amendment may, without the consent of the Grantee, adversely affect the rights of the Grantee under this Agreement.

      2.  Reference  to the  2004 ECP and the  2003-05  Incentive  Program.  The
Deferred Shares awarded by this Agreement also are granted pursuant to the incentive compensation program that has been established under the First Indiana Corporation 2004 Executive Compensation Plan (the "2004 ECP") for performance periods ending December 31, 2005. References herein to the 2003-05 Incentive Program refer to the program so established. Copies of the 2004 ECP and the 2003-05 Incentive Program, both as in effect on the Date of Grant, are attached hereto and incorporated herein by reference.

      2. Definitions. For purposes of this Agreement and any amendments hereto, the terms defined in Article IV of the Plan or Section 3 of the 2004 ECP, when capitalized, shall have the same meanings as the meanings ascribed to them for purposes of the Plan or the 2004 ECP, unless a different meaning is set forth herein, or unless a different meaning is plainly required by the context. For purposes of this Agreement and any amendments hereto, the following terms, when capitalized, shall have the following meanings, unless a different meaning is plainly required by the context:

      "Bank" means First Indiana Bank, N.A., a wholly-owned Subsidiary of the Corporation.

      "Common Stock" means shares of the common stock, par value $.01 per share, of the Corporation.

      "Date of Grant" means October 20, 2004, the date as of which the Deferred Shares awarded by this Agreement are being awarded.

      "Disability" means, with reference to any termination of the Grantee's Continuous Service as an employee of the Employers, any physical or mental impairment of the Grantee that qualifies the Grantee for disability benefits under the terms of the long term disability plan of the Grantee's Employer in effect

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at the time of such  termination and that is expected to last at least 12 months from the date of such termination or to result in death within such period of 12 months.

      "Qualifying Circumstance" means, with reference to an interruption or termination of the Grantee's Continuous Status as an employee of the Employers, an interruption or termination (i) that occurs due to the Grantee's death or Disability, (ii) that occurs after the Grantee has attained age 62 and completed 25 years of service, or (iii) that the Compensation Committee determines (A) to be due to a reduction in force, reallocation of responsibilities or similar initiative of the Corporation or the Bank and (B) to be unrelated to any dissatisfaction, merited or unmerited, with the Grantee's job performance.

      "Performance Goals" refer to the extra-achievement Performance Goals that are established in accordance with the 2004 ECP for the 2003-05 Incentive Program and that normally must be attained in order for extra achievement awards under the 2003-05 Incentive Program to become vested.

      "Restricted Period" means the period commencing on the Date of Grant, and ending on December 31, 2006, or on such earlier date as the Compensation Committee may determine pursuant to Section 4.

      "Deferred Shares" mean the shares of Common Stock to which the Grantee may become entitled under this Agreement, including any shares of Common Stock or other securities distributed in respect thereof, or in substitution therefor, by reason of an adjustment provided for in Section 9 below.

      3. Deferred Share Award. The Employers hereby award to the Grantee the right to receive ______ shares of Common Stock, subject to the terms and conditions of the Plan and the 2003-05 Incentive Program, and subject to the terms and conditions set forth in this Agreement. The Corporation shall establish and maintain a bookkeeping account for the Grantee to record the Deferred Shares hereby awarded and transactions and events affecting such Deferred Shares. The Deferred Shares and other items reflected in the account will represent only bookkeeping entries by the Corporation to evidence unfunded obligations of the Corporation.

      4. Restrictions on Transfer. The Deferred Shares will vest and become issuable at the expiration of the Restricted Period, subject to the provisions of Sections 5, 6 and 8. Unless and until such time as the restrictions specified in this Agreement no longer apply, the Grantee may not assign, transfer, pledge or otherwise encumber his rights under this Agreement. The Compensation Committee shall have the authority, in its discretion, to waive the provisions of Sections 5 and 6 and to shorten the Restricted Period as to any or all of the Deferred Shares and thereby to cause such Deferred Shares to vest at an earlier date, whenever the Compensation Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws or by reason of other changes and circumstances occurring after the Date of Grant.

      5. Forfeiture Upon Termination of Continuous Status. If the Grantee's Continuous Status with the Employers terminates during the Restricted Period otherwise than by reason of a Qualifying Circumstance, this Award shall be forfeited. If the Grantee's Continuous Status terminates during the Restricted Period by reason of a Qualifying Circumstance, the Compensation Committee, within 90 days after such termination, may declare the Grantee to be vested as to a fraction of this Award, the numerator of which is the number of full calendar months in the Performance Period prior to such termination in which the Grantee maintained Continuous Status, and the denominator of which is 26, provided the

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Performance Goals ultimately are attained. The remainder of the Award, or all of the Award if the Performance Goals ultimately are not attained or the Compensation Committee fails or refuses within such 90 day period to declare the
Grantee  vested  as  to  such  fraction  of  the  Award,   shall  be  forfeited,
notwithstanding the fact that such termination was by reason of a Qualifying Circumstance. If the Grantee, in connection with a Change in Control, ceases to be director, officer, employee or Consultant of the Employers and becomes a director, officer, employee or Consultant of the successor to an Employer or an affiliate of such successor, the Grantee's Continuous Status shall not be deemed to have terminated unless and until the Grantee ceases to be a director, officer, employee or Consultant of such successor or affiliate and its successors. For purposes of this section, the Grantee's Continuous Status shall be deemed to terminate before the end of the Restricted Period, even if it does not actually so terminate, if, before the end of the Restricted Period, and before the occurrence of a Change of Control, (i) the Grantee gives notice to the Grantee's Employer or Employers of the termination of the Grantee's association with the Employers in all capacities as a director, officer, employee or Consultant effective as of a date before or within 60 days after the end of the Restricted Period, (ii) the Grantee takes any action, such as accepting another position, that indicates the Grantee definitely plans to terminate the Grantee's association with the Employers before or within 60 days after the end of the Restricted Period, or (iii) the Grantee's Employer or Employers give notice to the Grantee that the Grantee's association with the Employers in all capacities as a director, officer, employee or Consultant is being terminated as of a date prior to or within 30 days after the end of the Restricted Period. The provisions of this section are subject to any contrary provisions of Section 10 below regarding the vesting of part or this Award in certain events involving a Change of Control.

      6. Forfeiture Upon Failure to Meet Performance Goals. If the Compensation Committee, by formal action taken prior to the date six months after the expiration of the Restricted Period, determines that the extra-achievement Performance Goals under the 2003-05 Incentive Program cannot be or were not attained, the Award thereupon shall be forfeited.

      7. Grantee's Rights as Stockholder; Voting; Dividends. Unless and until this Award vests and shares of Common Stock are issued to the Grantee in satisfaction of the Award, the Grantee shall not have any voting, dividend or other rights of a shareholder in respect of the Deferred Shares. However, cash dividends the record date for which is after December 31, 2006 shall be payable in respect of the Deferred Shares to the extent the Deferred Shares become vested.

      8. Certification of Committee and Delivery of Shares. Except as otherwise provided in Section 10, the Deferred Shares shall not become vested unless the Compensation Committee, by formal action taken on or prior to a date six months after the close of the Restricted Period, determines and certifies pursuant to
Section 6.3 of the 2004 ECP that the extra-achievement Performance Goals established for the 2003-05 Incentive Program have been attained. If and when the Compensation Committee makes such certification, the Corporation shall deliver to the Grantee a certificate for the number of shares of Common Stock represented by the Deferred Shares.

      9. Adjustments for Changes in Capitalization of the Corporation. In the event of any change in the outstanding shares of Common Stock subsequent to the Date of Grant by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Corporation or in the shares of Common

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Stock,  the number and class of Deferred  Shares covered by this Agreement shall be appropriately adjusted by the Compensation Committee, whose determination shall be conclusive.

      10. Effect of Change of Control.

      (a) If a Change of Control occurs more than four months before the end of the Restricted Period, the Grantee may elect to become vested in respect of a fraction of the Deferred Shares, the numerator of which is the number of full calendar months in the Performance Period prior to the effective date of such Change of Control in which the Grantee maintained Continuous Status with the Employers, and the denominator of which is 26, in lieu of continuing the Grantee's participation in the 2003-05 Incentive Program for the remainder of the Restricted Period. Such an election must be made in writing to the Compensation Committee before or within 30 days after the occurrence of such Change of Control and no later than four months before the end of the Restricted Period. If such election is made, distribution of shares of Common Stock under
Section 8 shall be made before or within 15 days after the later of the occurrence of such Change of Control or the delivery of such writing. If such an election is made, the Grantee shall forfeit the remainder of the Deferred Shares, regardless of whether the Performance Goals ultimately are attained, unless subsection 10(b) applies. If the Grantee terminates employment within 30 days after the occurrence of a Change of Control that occurs more than four months before the end of the Restricted Period, the Grantee shall be deemed to have made and perfected an election under this subsection at the time of such termination of employment.

      (b) If a Change of Control occurs after the beginning but before the end of the Restricted Period, then the Grantee shall become vested in respect of all of the Deferred Shares, regardless of whether the Performance Goals ultimately are attained, in each of the following events:

      (i) Upon or in connection with such Change of Control, a successor acquires substantially all of the assets and business of the Corporation or the Bank (A) without assuming (directly or through an affiliate) the Plan, the 2004 ECP, the 2003-05 Incentive Program and this Agreement in respect of the Grantee or (B) if a written employment agreement between the Grantee and the Corporation or a Subsidiary is in effect or becomes effective at the time of such Change of Control, without either (I) assuming or agreeing to honor such agreement for the balance of the term thereof or (II) entering into a new written employment agreement with the Grantee which amends or supersedes such agreement.

      (ii) Upon or after such Change of Control, and prior to the end of the Restricted Period, the Corporation, any Subsidiary or a successor to the Corporation or any Subsidiary terminates the Grantee's employment without Cause prior to the end of the term provided for in any written employment agreement between the Grantee and the Corporation or such Subsidiary or successor that is in effect or becomes effective upon such Change of Control or in any new written agreement between the Grantee and the Corporation or such Subsidiary or successor which amends or supercedes any such agreement.

      11. Delivery and Registration of Shares of Common Stock. The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Compensation Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such shares are to be delivered, in such form as the Compensation Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, State or local securities legislation. In requesting any such representation,

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it may be provided that such representation requirement shall become inoperative upon a registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any shares under this Agreement prior to (i) the admission of such shares to listing on any stock exchange on which the shares of Common Stock may then be listed, and (ii) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation, as the Compensation Committee shall determine to be necessary or advisable.

      12. Withholding Tax. Upon vesting of the Deferred Shares, the Grantee's Employer shall have the right to require the Grantee or other person receiving shares of Common Stock in satisfaction thereof to pay such Employer the amount of any taxes which it is required to withhold with respect to such shares or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

      13. Notices. Any notices provided for in this option or the Plan shall be given in writing. Notices to the Employers shall be delivered to the President of the Corporation, or shall be left for or mailed to such President at the main office of the Corporation, and shall be deemed effectively given when so delivered or left or, if mailed, when received at such main office. Notices to the Grantee shall be mailed and shall be deemed effectively given five days after deposit in the United States mail, postage prepaid, addressed to the Grantee at the last address provided by the Grantee to the Corporation.

      14. Plan and Plan Interpretations as Controlling. The Deferred Shares and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, the 2004 ECP and the 2003-05 Incentive Program, which are controlling. All determinations and interpretations of the Compensation Committee shall be binding and conclusive upon the Grantee or his legal representatives with regard to any question arising hereunder or under the Plan, the 2004 ECP or the 2003-05 Incentive Program.

      15. Award Not a Service Contract. This Award is not an employment or service contract, and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Grantee's part to continue in the service of the Corporation or any Subsidiary, or on the part of the Corporation or any Subsidiary to continue the Grantee in its service.

      16. Grantee Acceptance. The Grantee shall signify his acceptance of the terms and conditions of this Agreement by signing on the space provided below and returning a signed copy hereof to the Corporation.

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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be executed as of __________________. FIRST INDIANA CORPORATION

                                                  By: __________________________
                                                      Marni McKinney, CEO

                                                           "Corporation"

                                                  FIRST INDIANA BANK

                                                  By: __________________________
                                                      Marni McKinney, Chairman

                                                            "Bank"

                                                  ACCEPTED:

                                                  ______________________________
                                                           (Name)

                                                  ______________________________
                                                         (Street Address)

                                                  ______________________________
                                                      (City, State & Zip Code)

                                                           "Grantee"